STATEMENTS OF OPERATIONS (Unaudited) (USD $)	3 Months Ended		9 Months Ended
	Sep. 30, 2014	Sep. 30, 2013	Sep. 30, 2014	Sep. 30, 2013
REVENUE:
Product sales	$ 332,867	$ 169,262	$ 1,175,829	$ 847,178
Shipping and delivery	8,397	5,319	85,027	17,055
Net sales	341,264	174,581	1,260,856	864,233
Cost of Goods Sold	278,851	115,045	1,022,761	541,408
GROSS MARGIN	62,413	59,536	238,095	322,825
OPERATING EXPENSES:
Research and development			3,300	16,326
Advertising and marketing	252,404	32,452	714,309	73,988
General and administrative expenses	562,494	284,564	2,473,013	857,525
Total operating expenses	814,898	317,016	3,190,622	947,839
Loss from operations	(752,485)	(257,480)	(2,952,527)	(625,014)
OTHER INCOME:
License fees				49,000
TOTAL OTHER INCOME				49,000
Net Loss	$ (752,485)	$ (257,480)	$ (2,952,527)	$ (576,014)
Basic and diluted loss per common share	$ (0.01)	$ 0.00	$ (0.04)	$ (0.01)
Basic and diluted weighted average shares outstanding	78,272,336	64,350,423	76,143,393	63,351,213